UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): August 12, 2021

Conifer Holdings Inc.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-37536	27-1298795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

550 West Merrill Street, Suite 200

Birmingham, MI 48009

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (248) 559-0840

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CNFR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On August 12, 2021 Conifer Holdings, Inc. (the “Company”) presented additional background information on the Company and on its strategic plan (the “Investor Presentation”) on its conference call/webcast to discuss results for the second quarter ended June 30, 2021.  A copy of the Investor Presentation, which is available on the Company’s website at www.CNFRH.com under the tab “Investors,” is attached hereto as Exhibit 99.1, and is incorporated herein by reference. The information in this Item 7.01 and the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly stated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1	Investor Presentation dated August 12, 2021
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Conifer Holdings Inc.

Date: August 12, 2021	By:	/s/ BRIAN J. RONEY
Brian J. Roney
President